SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 17:-	SUBSEQUENT EVENTS

a)	Dividend:

In accordance with the adoption of a dividend policy announced on February 13, 2013, as described on Note 13e, in February 2017 the Company announced a declaration of a cash dividend of $0.16 per share for the fourth quarter of 2016, which was paid on March 15, 2017.

On January 10, 2017, the Company announced its capital return strategy to optimize the Company’s long term growth profile. Therefore the Board of Directors authorized a new enlarged share repurchase program of $150 million and the elimination of the dividend policy beginning in the first quarter of 2017.

b)	Notes and Indenture:

In January 2017, the Company issued $287,500 aggregate principal amount of Exchangeable Senior Notes due 2024 (the “Notes”). The Notes will bear interest at a fixed rate of 1.25% per year, payable semiannually in arrears on January 15 and July 15 of each year, beginning on July 15, 2017. Subject to satisfaction of certain conditions and during certain periods, the Notes will be exchangeable at the option of holders for (i) cash, (ii) ADSs or (iii) a combination thereof, at the Company’s election. The exchange rate will initially be 12.0260 ADSs per $1,000 principal amount of Notes (equivalent to an initial exchange price of approximately $83.15 per ADS).

In connection with the pricing of the Notes, the Company has entered into privately negotiated exchangeable note hedge transactions with some of the initial purchasers and/or their respective affiliates (the “option counterparties”). Subject to customary anti-dilution adjustments substantially similar to those applicable to the Notes, the exchangeable note hedge transactions cover the same number of ADSs that will initially underlie the Notes. The note hedge transactions are expected generally to reduce potential dilution to the ADSs and/or offset potential cash payments the Company is required to make in excess of the principal amount, in each case, upon any exchange of the Exchangeable Notes. Concurrently with the Company’s entry into the exchangeable note hedge transactions, the Company has entered into warrant transactions with the option counterparties relating to the same number of ADSs, with a strike price of $101.82 per ADS, subject to customary anti-dilution adjustments.

The Company proceeds from the offering of the Exchangeable Notes were $280,400, after deducting the underwriters’ fees and offering expenses. The Company used $20,300 of the net proceeds of the offering to pay the cost of the exchangeable note hedge transactions (such cost net of the proceeds received by the Company upon issuance of the warrants by the Company). The remaining net proceeds of the offering were used to repay a portion of the outstanding long-term loan as described in Note 14.